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                                                                   Exhibit 99.C2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated August 21, 2003 in the Registration Statement of Equity Opportunity Trust, Dividend Income Value Strategy Series 2003D.



                                       /s/ ERNST & YOUNG LLP
                                       -----------------------------------------
                                       ERNST & YOUNG LLP


New York, New York
August 21, 2003